ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the "Escrow Agreement"), is made and entered into as of January 6, 2000, by and between CAMBEX CORPORATION, a Massachusetts corporation (the
"Company"), and the Persons listed on the Purchaser
Signature Pages attached hereto (each of whom is individually referred to as a "Purchaser" and all of whom collectively are referred to as the "Purchasers"), and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as Escrow Agent hereunder ("Escrow
Agent").

                      BACKGROUND

The Company has engaged Sovereign Capital Advisors,
LLC, a Nevada limited liability company ("Sovereign") to assist it in locating qualified investors to purchase up to $2,000,000 in original principal amount of convertible, secured, Series 1 Bridge Notes of the Company (the "Securities"), pursuant to a Series 1
Bridge Note Purchase and Security Agreement (the
"Purchase Agreement").  Pursuant to the Purchase
Agreement, Purchasers are required to deliver to Escrow
Agent full payment of the purchase price of the Securities purchased at the time such Purchasers execute the Purchase Agreement (the "Escrow Funds").
Escrow Agent shall accept, hold, and disburse the Escrow Funds deposited with Escrow Agent in accordance with the terms of this Escrow Agreement. There is no minimum amount of Escrow Funds which must be held by Escrow Agent before the Escrow Agent may disburse
Escrow Funds to the Company pursuant to a Release
Notice meeting all of the terms and conditions set forth herein.

                       AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors, and assigns, hereby agree as follows:

Section 1.     Definitions.
The following terms shall have the following meanings when used herein:
"Cash Investment" means the purchase price of the Securities to be purchased by any Purchaser as set forth on the signature page to the Purchase Agreement executed by such Purchaser.
"Cash Investment Instrument" means a wire transfer of immediately available funds deposited in the "Cambex
Corporation-Escrow Account," in full payment of the purchase price of the Securities to be purchased by any Purchaser as set forth on the signature page to the Purchase Agreement executed by such Purchaser.
"Escrow Funds" means the Cash Investments deposited with the Escrow Agent pursuant to this Escrow
Agreement.
"Release Notice" shall mean a written notification, or written notifications, if more than one, signed by the Company which shall indicate: (a) the name and address, the Securities purchased, and the Cash Investment of each Purchaser, (b) any withdrawal of a subscription by the Purchaser, (c) any other termination, for whatever reason, of a subscription, and (d) a closing statement which identifies the total proceeds from the sale of the Securities, the fees, reimbursable costs, and expenses of Sovereign and counsel to Sovereign, and the instructions for disbursement of the Escrow Fund.

Section 2.     Appointment of and Acceptance by Escrow
Agent.
The Company and Purchasers hereby appoint Escrow Agent to serve as Escrow Agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement. The Company agrees that prior to commencement of the offering to Purchasers, the Company shall request in writing that Escrow Agent shall establish the "Cambex Corporation-
Escrow Account," as more particularly described in
Section 3(a) hereto (the "Escrow Account") into which the Cash Investment Instruments from Purchasers shall be deposited. Escrow Agent agrees to establish the Escrow Account promptly after such request and after the Escrow Agent shall have received in writing all information reasonably requested from the Company and Sovereign. Escrow Agent is authorized to rely on written communications from Sovereign concerning all matters related to this Escrow Agreement, provided, that Sovereign shall not have the power to waive any conditions or to modify or amend the terms of this Escrow Agreement, without express authorization of the Company or Purchasers and Escrow Agent, as the case may be.

Section 3.     Deposits into Escrow.
(a)  All Cash Investment Instruments from Purchasers
shall be deposited into the Escrow Account described
below:
            Bank:                SunTrust Bank, Atlanta
            Corporate Trust
            Department ABA       061000104
            Routing No.:
            Center:              008
            Account No.:         9088000008
            Attn:                Rebecca Fischer
            Re:                  Cambex Corporation-
                                 Escrow Account

     ALL  ESCROW  FUNDS DEPOSITED  IN  THE  ESCROW
     ACCOUNT  SHALL  REMAIN THE  PROPERTY  OF  THE
     PURCHASERS   ACCORDING  TO  THEIR  RESPECTIVE
     INTERESTS  AND  SHALL NOT BE SUBJECT  TO  ANY
     LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT
     OR  CREDITORS'  CLAIMS  AGAINST  THE  COMPANY
     UNTIL  RELEASED TO THE COMPANY IN  ACCORDANCE
     WITH SECTION 5 HEREOF.
     (b) Purchasers will transmit Escrow Funds by wire transfer. Wire transfers are subject to collection requirements of presentment and final payment. Escrow Funds in the Escrow
     Account cannot be drawn upon or disbursed until such time as final payment has been made and all of the wire transfers are no longer subject to dishonor. Upon receipt, Escrow Agent shall process each Cash
     Investment Instrument for collection, and the proceeds thereof shall be held as part of the Escrow Funds until disbursed in accordance with Section 5 hereof. If, upon presentment for payment, any Cash Investment Instrument is dishonored, Escrow Agent's sole obligation shall be to notify the Company of such dishonor and to return such Cash Investment
     Instrument to Purchaser. Notwithstanding the foregoing, if for any reason any Cash
     Investment Instrument is uncollectible after payment of the Escrow Funds represented thereby has been made by Escrow Agent in accordance with this Escrow Agreement, the Company shall immediately reimburse Escrow
     Agent upon receipt from Escrow Agent of
     written notice thereof.
     (c) All Cash Investment Instruments shall be immediately available Escrow Funds sent by wire transfer to the Escrow Account and Escrow Agent shall not be obligated to accept, or present for payment, any Cash
     Investment Instrument that is not payable in that manner.

Section 4.     Other Information to be furnished to
Escrow Agent.
The Company shall, on the date hereof, provide to Escrow Agent the name, taxpayer identification number, address, and such other information as may be required for withholding and reporting purposes such as either
U.S. Treasury Department Form W-9 or another applicable form, e.g., W-8 for each Purchaser.

Section 5.     Disbursements of Escrow Funds.
     (a)  Release Notice Upon Completion of
     Offering.  Subject to the provisions of
     Section 13 hereof, Escrow Agent shall
     disburse the amounts in the Escrow Account as directed in a Release Notice, by wire transfer, promptly after receipt of a Release
     Notice from Company. Notwithstanding the foregoing Escrow Agent shall not be obligated to disburse the Escrow Funds if Escrow Agent has grounds to believe that (a) Cash
     Investment Instruments have not been
     received, deposited with, and collected by the Escrow Agent in an amount at least equal to the amount specified in the Release Notice or (b) the Release Notice is materially incorrect or incomplete.
     (b)  Rejection of any Subscription or
     Termination of the Offering. No later than fifteen (15) business days after receipt by Escrow Agent of written notice (i) from the Company or Sovereign that the Company intends to reject a Purchaser's subscription, or (ii) from the Company or Sovereign that there will be no closing of the sale of Securities to Purchasers, Escrow Agent shall pay to the applicable Purchasers, by certified or bank check sent by first class mail, the amount of the Cash Investment paid by each Purchaser, without interest or deduction.
     (c)  Expiration of Offering Period.
     Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received a Release Notice for the First
     Closing on or before January 30, 2000, and a Release Notice for the final closing on or before March 1, 2000, Escrow Agent shall, within fifteen (15) business days after each such date and without any further instruction or direction from Sovereign or the Company, return to each Purchaser, by certified or bank check sent by first class mail, all their respective Cash Investments then held by Escrow Agent.

Section 6.     Provisions for Benefit of Escrow Agent.
     (a)  Escrow Agent undertakes to perform only
     such duties as are expressly set forth
     herein, and no additional duties or
     obligations shall be implied hereunder. In performing its duties under this Escrow
     Agreement, or upon the claimed failure to perform any of its duties hereunder, Escrow
     Agent shall not be liable to anyone for any damages, losses, or expenses which may be incurred as a result of Escrow Agent so acting or failing to so act; provided however, Escrow Agent shall not be relieved from liability for damages arising out of its proven gross negligence or willful misconduct under this Escrow Agreement. Escrow Agent shall in no event incur any liability with respect to (i) any action taken or omitted to be taken in good faith upon advice of legal counsel, which may be counsel to any party hereto, given with respect to any question relating to the duties and responsibilities of Escrow Agent hereunder, or (ii) any action taken or omitted to be taken in reliance upon any in instrument delivered to Escrow Agent and believed by it to be genuine and to have been signed or presented by the proper party or parties. Escrow Agent shall not be bound in any way by any agreement or contract between the Company and Purchaser, whether or not Escrow Agent has knowledge of any such agreement or contract.
     (b)  The Company and Purchasers each warrant
     to and agree with Escrow Agent that, unless otherwise expressly set forth in this Escrow
     Agreement, there is no security interest in the Escrow Funds or any part of the Escrow
     Account; no financing statement under the Uniform Commercial Code of any jurisdiction is on file in any jurisdiction claiming a security interest in or describing, whether specifically or generally, the Escrow Funds or any part of the Escrow Funds; and the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Funds or any part of the Escrow Funds or to file any financing statement under the Uniform
     Commercial Code of any jurisdiction with respect to the Escrow Funds or any part thereof.

Section 7.     Suspension of Performance or
Disbursement Into Court.
     (a)  As an additional consideration for and
     as an inducement for Escrow Agent to act hereunder, it is understood and agreed that, in the event of any disagreement between the parties to this Escrow Agreement or among them or any other person(s) resulting in adverse claims and demands being made in connection with or for any money or other property involved in or affected by this Escrow Agreement, Escrow Agent shall be entitled to refuse to comply with the demands of such parties, or any of such parties, so long as such disagreement shall continue. In such event, Escrow Agent shall make no delivery or other disposition of the Escrow
     Funds or any part of such Escrow Funds.
     Anything herein to the contrary
     notwithstanding, Escrow Agent shall not be or become liable to such parties or any of them for the failure of Escrow Agent to comply with the conflicting or adverse demands of such parties or any of such parties. Escrow
     Agent shall be entitled to continue to
     refrain and refuse to deliver or otherwise dispose of the Escrow Funds or any part thereof or to otherwise act hereunder, as stated above, unless and until: (a) the rights of such parties have been finally settled by binding arbitration or duly adjudicated in a court having jurisdiction of the parties and the Escrow Funds and Escrow
     Agent shall have received written notice thereof or (b) the parties have reached an agreement resolving their differences and have notified Escrow Agent in writing of such agreement and have provided Escrow Agent with indemnity satisfactory to Escrow Agent pursuant to Section 12 hereof against any liability, claims, or damages resulting from compliance by Escrow Agent with such agreement.
     (b)  In the event of a disagreement between
     such parties as described above, Escrow Agent shall have the right, in addition to the rights described above and at the option of Escrow Agent, to tender into the registry or custody of any court having jurisdiction, all money and property comprising the Escrow
     Account and may take such other legal action as may be appropriate or necessary, in the opinion of Escrow Agent or its counsel. Upon such tender, the parties hereto agree that Escrow Agent shall be discharged from all further duties under this Escrow Agreement;
     provided however, that the filing of any such legal proceedings shall not deprive Escrow
     Agent of its compensation hereunder earned prior to such filing and discharge of Escrow
     Agent of its duties hereunder.
     (c)  Escrow Agent shall have no liability to
     Sovereign, the Company, any Purchaser, or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of Escrow Funds held in the Escrow Account or any delay in or with respect to any other action required or requested of Escrow Agent.
     (d)  The parties hereto agree that, in the
     event any controversy arises under or in connection with this Escrow Agreement or the Escrow Funds, or Escrow Agent is made a party to or intervenes in any litigation pertaining to this Escrow Agreement or the Escrow Funds, to pay to Escrow Agent reasonable compensation for its extraordinary services and to reimburse Escrow Agent for all costs and expenses associated with such controversy or litigation.
     (e) Escrow Agent shall have no obligation to take any legal action in connection with this Escrow Agreement or towards its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which would or might involve it in any cost, expense, loss, or liability unless security and indemnity, as provided in Section 12 hereof shall be furnished.

Section 8.     Investment of Escrow Funds.
Escrow Agent shall not invest or reinvest the Escrow
Funds. The parties to this Escrow Agreement acknowledge that no interest shall accrue or be paid with respect to the Escrow Funds.

Section 9.     Removal of Escrow Agent.
Escrow Agent may be removed, with or without cause, by the Company and all Purchasers, acting jointly, in writing, at any time by the giving of thirty (30) days prior written notice to Escrow Agent. Such removal shall take effect upon the appointment of a successor escrow agent as provided hereinbelow. Upon any such notice of removal, the Company shall appoint a successor escrow agent hereunder, which shall be a commercial bank, trust company, or other financial institution with a combined capital and surplus in excess of $100,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor escrow agent, such successor escrow agent shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement. After any retiring Escrow
Agent's removal, the provisions of this Escrow
Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow
Agent under this Escrow Agreement.

Section 10.    Resignation of Escrow Agent.
Escrow Agent may resign at any time from its obligations under this Escrow Agreement by providing written notice to the parties hereto. Such resignation shall be effective on the date set forth in such written notice which shall be no earlier than 20 days after such written notice has been given. In the event no successor escrow agent has been appointed on or prior to the date such resignation is to become effective, Escrow Agent shall be entitled to tender into the custody of a court of competent jurisdiction all assets then held by it hereunder and shall thereupon be relieved of all further duties and obligations under this Escrow Agreement. Escrow Agent shall have no responsibility for the appointment of a successor escrow agent hereunder. After Escrow Agent's resignation the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was escrow agent under this Escrow Agreement.

Section 11.    Liability of Escrow Agent.
     (a) Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein.
     (b) Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct.
     (c) In no event shall Escrow Agent be liable for incidental, indirect, special, consequential, or punitive damages. Escrow
     Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds or the Escrow Account in which Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute, or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any Purchase Agreement with any Purchaser or any other agreement between the Company,
     Sovereign, and/or any Purchaser.  Escrow
     Agent shall not be responsible or liable in any manner for the performance by the Company or any Purchaser of their respective obligations under any Purchase Agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of the Company, Sovereign, or any third party (including any Purchaser) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified pursuant to
     Section 12 hereof from any liability
     whatsoever in acting in accordance with the opinion or instruction of such counsel. The
     Company shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.
     (d)  Escrow Agent is authorized to comply
     with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished, or levied upon under any court order, or in case the payment, assignment, transfer, conveyance, or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment, or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment, or decree without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment, or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment, or decree may be subsequently reversed, modified, annulled, set aside, or vacated.

Section 12.    Indemnification of Escrow Agent.
The Company and Purchasers jointly and severally agree to indemnify Escrow Agent and it officers, directors, employees, and agents and save Escrow Agent and its officers, directors, employees, and agents harmless from and against any and all Claims (as hereinafter defined) and Losses (as hereinafter defined) which may be incurred by Escrow Agent or any of such officers, directors, employees, or agents as a result of Claims asserted against Escrow Agent or any of such officers, directors, employees, or agents as a result of or in connection with Escrow Agent's capacity as such under this Escrow Agreement by any person or entity. For the purposes hereof the term "Claims" shall mean all claims, lawsuits, causes of action, or other legal actions and proceedings of whatever nature brought against (whether by way of direct action, counterclaim, cross action, or impleader) Escrow Agent or any such officer, director, employee, or agent, even if groundless, false, or fraudulent, so long as the claim, lawsuit, cause of action, or other legal action or proceeding is alleged or determined, directly or indirectly, to arise out of, result from, relate to, or be based upon, in whole or in part: (a) the acts or omissions of the Company or Purchasers, (b) the appointment of Escrow Agent as escrow agent under this Escrow Agreement, or (c) the performance by Escrow
Agent of its powers and duties under this Escrow
Agreement; and the term "Losses" shall mean losses, costs, damages, expenses, judgments, and liabilities of whatever nature (including, but not limited to, attorneys', accountants', and other professionals' fees, litigation, and court costs and expenses and amounts paid in settlement), directly or indirectly resulting from, arising out of, or relating to one or more Claims. Upon the written request of Escrow Agent or any such officer, director, employee, or agent (each referred to hereinafter as an "Indemnified Party"), the Company and Purchasers jointly and severally agree to assume the investigation and defense of any Claim, including the employment of counsel acceptable to the applicable Indemnified Party and the payment of all expenses related thereto and, notwithstanding any such assumption, the Indemnified Party shall have the right, and the Company and Purchasers jointly and severally agree to pay the cost and expense thereof, to employ separate counsel with respect to any such Claim and participate in the investigation and defense thereof in the event that such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to these available to either the Company or Purchasers. The Company and Purchasers hereby agree that the indemnifications and protections afforded Escrow Agent in this section shall survive the termination of the Escrow Agreement or the resignation, removal, or effective resignation of Escrow Agent pursuant to Section 7(b) hereof.

Section 13.    Compensation to Escrow Agent.
The Company agrees to pay Escrow Agent for its ordinary services hereunder, the fees determined in accordance with and payable as specified in the Schedule of Fees set forth in Exhibit A attached hereto and made a part hereof. In addition, the Company agrees to pay to Escrow Agent its expenses incurred in connection with this Escrow Agreement including, but not limited to, the reasonable cost of legal services in the event
Escrow Agent reasonably deems it necessary to retain counsel. Such expenses shall be paid to Escrow Agent within 30 days following receipt by the parties hereto of a written statement setting forth such expenses. As security for all fees and expenses of Escrow Agent hereunder and any and all losses, claims, damages, liabilities, and expenses incurred by Escrow Agent in connection with its acceptance of appointment hereunder or with the performance of its obligations under this Escrow Agreement and to secure the obligation of the parties hereto to indemnify Escrow Agent as set forth in Section 12 hereof, Escrow Agent is hereby granted a security interest in and a lien upon the Escrow Funds, which security interest and lien shall be prior to all other security interests, liens, or claims against the Escrow Funds or any part thereof.

Section 14.    Representations and Warranties.
     (a)  The Company makes the following
     representations and warranties to Escrow
     Agent:

              (i)  The Company is a corporation duly
         organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has full power and authority to execute and deliver this Escrow
         Agreement and to perform its obligations hereunder.

              (ii) This Escrow Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms; provided however, that enforceability is subject to: (a) applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, and similar federal and state laws affecting the rights and remedies of creditors generally, and (b) general principles of equity limiting the availability of equitable remedies
         (including but not limited to the remedy of specific performance), whether considered in a proceeding at law or in equity.

              (iii)     The execution, delivery, and
         performance by the Company of this Escrow
         Agreement will not violate, conflict with, or cause a default under, the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Company is a party or any of its property is subject.

              (iv) No party other than the parties
         hereto and the prospective Purchasers have any lien or claim against, or security interest in, the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

              (v)  The Company hereby acknowledges
         that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Securities or has approved, endorsed, or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Securities other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

              (vi) All of the representations and
         warranties of the Company contained herein are true and complete as of the date hereof.
     (b)  Each Purchaser makes the following
     representations and warranties to Escrow
     Agent:

              (i)  Purchaser has full power and
         authority to execute and deliver this Escrow
         Agreement, the Transaction Documents, and to perform its obligations hereunder.

              (ii) This Escrow Agreement and the
         Transaction Documents have been duly approved by all necessary action of Purchaser, including any necessary shareholder approval, has been executed by persons duly authorized by Purchaser, and constitutes a valid and binding agreement of Purchaser, enforceable in accordance with its terms.

              (iii)     The execution, delivery, and
         performance by Purchaser of this Escrow
         Agreement will not violate, conflict with, or cause a default under, the organizational or governing documents of Purchaser, any applicable law or regulation, any court order or administrative ruling or decree to which Purchaser is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which Purchaser is a party or any of its property is subject.

              (iv) Purchaser hereby acknowledges that
         the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Securities or has approved, endorsed, or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Securities other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

              (v)  All of the representations and
         warranties of Purchaser contained herein and in the Transaction Documents are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Account.

Section 15.    Consent to Jurisdiction and Venue.
In the event that the Company and Escrow Agent hereto commence a lawsuit or other proceeding relating to or arising from this Escrow Agreement, the Company and Escrow Agent hereto agree that the United States
District Court for the Northern District of Georgia shall have the sole and exclusive jurisdiction over any such proceeding. If such court lacks federal subject matter jurisdiction, the Company and Escrow Agent agree that the Superior Court of Fulton County, Georgia shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the Company and Escrow Agent waive any objection to such venue. The Company and Escrow Agent consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts. It is the intention of the parties to this Escrow Agreement that the situs of the Escrow Account created by this Escrow Agreement be, and that it be administered in the state in which the principal office of the Escrow Agent is located from time to time acting hereunder.

Section 16.    Notice.
All notices and other communications hereunder shall be
in writing and shall be deemed to have been validly
served, given, or delivered five (5) days after deposit
in the United States mails, by certified mail with
return receipt requested and postage prepaid, when
delivered personally, one (1) day after delivery to any
overnight courier, or when transmitted by facsimile
transmission facilities (with machine generated receipt
confirmation), and addressed to the party to be
notified as follows:
     If to the Company at:
                         Cambex Corporation
                         360 Second Avenue
                         Boston, Massachusetts 01254
                         Attention: Peter Kruy,
                         Executive Vice President
                         Tel: (781) 890-6000
                         Fax: (781) 890-2899
                         Tax ID #04-442959
     If to Sovereign at:
                         Sovereign Capital Advisors,
                         LLC
                         3340 Peachtree Road, NE
                         Suite 2265
                         Atlanta, Georgia 30326
                         Attention: Paul D. Hamm
                         Tel: (404) 814-3737
                         Fax: (404) 812-3738
     If to the Escrow Agent at:
                         SunTrust Bank, Atlanta
                         Corporate Trust Division
                         25 Park Place
                         24th Floor
                         Atlanta, GA  30303
                         Attn:  Rebecca Fischer
                         Telephone:  (404) 588-7262
                         Telecopier:  (404) 588-7335
     If to Purchaser at:
                         The address set forth on the
                         counterpart signature page
                         hereto
                         or to such other address as
                         each party may designate for
                         itself by like notice.

Section 17.    Amendment Waiver, etc.
This Escrow Agreement may be changed, waived, discharged, or terminated only by a writing signed by the Company, Purchasers, and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.
No waiver, modification, amendment, termination, or rescission of this Escrow Agreement shall be effective or binding upon Escrow Agent unless Escrow Agent shall have specifically consented thereto in writing.

Section 18.    Severability.
To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

Section 19.    Governing Law.
This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Georgia without giving effect to the principles or rules governing conflict of laws.

Section 20.    Entire Agreement.
This Escrow Agreement constitutes the entire agreement among the parties relating to the acceptance, collection, holding, and disbursement of the Escrow
Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

Section 21.    Binding Effect.
All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Company, Purchasers, and Escrow Agent.

Section 22.    Execution in Counterparts.
This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

Section 23.    Termination.
Upon the first to occur of the disbursement of all amounts in the Escrow Account or deposit of all amounts in the Escrow Account into court pursuant to Section 7 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow
Agreement or the Escrow Funds.
IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.



[Remainder of page intentionally left blank; signatures
                  on following pages]


                COMPANY SIGNATURE PAGE
                          TO
                   ESCROW AGREEMENT

IN WITNESS WHEREOF, the Company hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.


                                   THE COMPANY:


                                   CAMBEX CORPORATION


                                   By: /s/ Peter Kruy


                                   Name: Peter Kruy


                                   Title: Executive
                                   V.P.


              ESCROW AGENT SIGNATURE PAGE
                          TO
                   ESCROW AGREEMENT

IN WITNESS WHEREOF, the Escrow Agent hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.


                                   ESCROW AGENT:


                                   SunTrust Bank,
                                   Atlanta
                                   as Escrow Agent


                                   By: /s/ Rebecca
                                   Fischer


                                   Its: Trust Officer


         [Purchaser Signature Pages Attached]
               PURCHASER SIGNATURE PAGE
                          TO
                   ESCROW AGREEMENT

IN WITNESS WHEREOF, the Purchaser hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.


                                   PURCHASER

                                   Purchaser Name:
                                   SovCap Equity
                                   Partners, Ltd.


                                   By: /s/ Barry
                                   W.Herman

                                   Name:  Barry
                                     W.Herman

                                   Title: Director


Purchaser Name      SovCap Equity Partners, Ltd.
("Purchaser")
Address and         Cumberland House
Facsimile Number
                    #27 Cumberland Street

                    P.O. Box CB - 13016

                    Nassau, New Providence

                    The Bahamas

                    242-356-0037

Principal Amount
of Bridge Notes     $1,500,000.00 - Cambex Corporation
Purchased





Purchaser's Legal
Counsel
Address and         Balboni Law Group, L.L.C.
Facsimile Number
                    3475 Lenox Road, Suite 990

                    Atlanta, GA 30326

                    404-812-3101




               PURCHASER SIGNATURE PAGE
                          TO
                   ESCROW AGREEMENT

IN WITNESS WHEREOF, the Purchaser hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.


                                   PURCHASER


                                   By: /s/ Jan Telander

                                   Name:  Jan Telander

                                   Title: Director


Purchaser Name      Correllus International Ltd.
("Purchaser")
Address and         c/o EIG Corporate Finance Services
Facsimile Number
                    Edificio Marina Marbella, 6B

                    Avenida Sever Olhoa 28

                    29600 Marbella, Spain

                    +34-952-858-068

Securities
Purchased           Series I Bridge Note

Purchase Price      US$ 250,000.00



Purchaser's Legal
Counsel
Address and         Per Ronnstrom.
Facsimile Number
                    Box 7315

                    SE-10390 Stockholm, Sweden

                    Fax: +46-8-796-8223


               PURCHASER SIGNATURE PAGE
                          TO
                   ESCROW AGREEMENT

IN WITNESS WHEREOF, the Purchaser hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.


                                   PURCHASER

                                   Purchaser Name:
                                   SovCap Equity
                                   Partners, Ltd.


                                   By: /s/ Barry
                                   W.Herman

                                   Name:  Barry
                                     W.Herman

                                   Title: President


Purchaser Name      SovCap Equity Partners, Ltd.
("Purchaser")
Address and         Cumberland House
Facsimile Number
                    #27 Cumberland Street

                    P.O. Box N-10818

                    Nassau, New Providence

                    The Bahamas

                    242-356-0037

Securities
Purchased

Purchase Price      $100,000.00



Purchaser's Legal
Counsel
Address and
Facsimile Number







               PURCHASER SIGNATURE PAGE
                          TO
                   ESCROW AGREEMENT

IN WITNESS WHEREOF, the Purchaser hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.


                                   PURCHASER


                                   By: /s/ A. De
                                   Nazareth

                                   Name:  A. De
                                     Nazareth

                                   Title: Co. Secretary


Purchaser Name      Arab Commerce Bank Ltd
("Purchaser")
Address and         P.O. Box 309
Facsimile Number
                    Grand Cayman

                    Cayman Islands

                    0171 437 2413 (London)

Securities
Purchased           $150,000.00

Purchase Price      $150,000.00



Purchaser's Legal
Counsel
Address and
Facsimile Number




                       EXHIBIT A
                          TO
                   ESCROW AGREEMENT


                   Schedule of Fees
Schedule of Fees:
Escrow Fee          $2,000.00
Wire Transfer Fee          10.00 per wire